Exhibit 99.1
JP Morgan Utility Day March 24, 2011 Thomas J. Webb Executive Vice President and CFO Growing Forward

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD- LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2011 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Business Model Financial Use NOLs Grow Operating Cash Flow Business Invest in Utility Create Jobs Enhance Customer Value Moderate Rate Increases 2

Regulatory Progress . . . . .. . . . supports growth. 2009 Filed $214 M Self-Imp $179 M Order $139 M 2010 Filed $178 M Self-Imp $150 M Order $146 M 2009 Filed $114 M Self-Imp $89 M Order $66 M 2010 Filed $55 M Self-Imp Delayed 78% 97% 74% 2008 2009 2010 2011 Electric Gas 2008 2009 2010 2011 Filed New Renewable Plan $55 M Reduction Order by August 12 2011 3

Intense Customer Focus . . . . 4 .. . . . continues as core to success. 2011-2015 Estimated Annual Average Base Rate Increases (CHART) Customer Value Initiative Eliminated legacy cost Maximize Energy Optimization Improve system reliability Competitive rates

Capital Investment . . . . (CHART) 2010 2011 2012 2013 2014 2015 Average Rate Base (bils) $10.3 $10.9 $11.6 $12.4 $13.3 0 Rate Base Bils $ Present Rate Base 5%-7% Reliability & Other Renewables Smart Grid Environmental Maintenance Depreciation .. . . . provides earnings growth. Utility Investment (CHART) $6.4 Billion 2011-2015 5

2011-2015 Growth at 5%-7% Driven By . . . . 6 .. . . . needed capital investment. Maintenance $3.1 Billion Environmental $1.5 Billion Renewables $0.7 Billion

Renewable Energy Plans . . . .

CMS ENERGY



Renewable Facilities
Proposed Company-owned Wind Facilities
New Power Purchase Agreements (287 MW)
Upper Peninsula
Lake Winds Energy Park
Cross Winds Energy Park

- **Michigan energy law requires:**
  - **10% renewables by 2015**
  - **Purchase 50% and build 50%**
- **Renewable energy surcharge reduced $55 million annually**
- **Still plan to invest $650 million over next five years, primarily on wind power**

. . . . at lower customer costs while maintaining wind investment.

7

Environmental Investment . . . . Environmental compliance remains good Environmental emission reductions better than plan Regulatory outlook improved GHG Regulation - minimal impact anticipated Flexibility in timing if needed 8 .. . . . $1.5 billion over next 5 years.

9 Smart Grid Deployment . . . . .. . . . improves overall financial viability. Billing Customer Information Outage Management Work and Asset Management Enterprise Applications MDM/MDUS Total project cost $750 million Meter deployment begins early 2012 Removed deployment of gas only meters Minimize upfront IT system cost by installing only basic functionality Expanded functions installed later Improved ability to scale plan

(CHART) Economy: 2010 Electric Sales (weather-adjusted) . . . . 2010 Sales (vs 2009) .. . . . recovering. (CHART) Electric Sales 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Total +2% Up 9% 1983 &1984 Up 4% 2010 & 2011 10

2011 Forecasted Electric Sales (weather adjusted) . . . . .. . . . growth stronger. 11 (CHART) Total +2.5%

2011 Adjusted EPS (non-GAAP) Guidance . . . . .. . . . reflects EPS growth at 6%. 12 Utility (CHART) Enterprises and Parent 9¢ (1)¢ + 6% New Rates Old Rates +3¢ ?

Gross Operating Cash Flow . . . . 13 .. . . . growth continues. (CHART) $ bils _ _ _ _ _ a Non-GAAP a

14 Gross Operating Cash Flow and EPS Growth . . . . .. . . . driven by investment growth. (CHART) Amount (bils) $ Gross operating cash flow a up $0.1 billion per year $1.8 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.6 $1.7 $1.5 $1.9 Cash flow before dividend Investment choices _ _ _ _ _ a Non-GAAP

Bonus Depreciation . . . . Bonus Depreciation . . . . 15 .. . . . supports investment and extends use of NOLs. ? ?

Best in Class Risk Management . . . . Best in Class Risk Management . . . . .. . . . mitigates volatility. Old Opportunities Old Risks Decouple Decouple Cost Performance Reinvest 16

Focus on Customers and Owners. . . . .. . . . paying off. Owners _ _ _ _ _ a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock Dividend Annual ¢/share Payout 25% 30% $1.20 $1.25 40% $1.21 b $1.26 $1.35 84¢ 8% CAGR 5%-7% Growth +68% 17 Key Takeaways Restructured and grew Intense customer focus Investment Performance Clear owner commitment EPS growth Dividend (up 68% 2010) No need for equity Robust risk mitigation (CHART) $1.44 Actual a Guidance

Appendix

2011 Sensitivities . . . . _ _ _ _ _ * Less than 0.5¢ or $500,000 .. . . . partly mitigated. .. . . . partly mitigated. - + - + 19

2011 Cash Flow Forecast (non-GAAP) CMS Energy Parent Consumers Energy _ _ _ _ _ a Includes other _ _ _ _ _ b Includes cost of removal and capital leases $200 20

Consumers Capital Expenditures 21

Federal Tax Benefits 22

Adjusted EPS (non-GAAP) by Business Segment 23

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors State of Michigan Meijer Incorporated Nexteer Automotive Corporation Packaging Corporation of America Gerdau MacSteel Denso International Spectrum Health City of Grand Rapids Percent of 2010 electric gross margin is 2% Top Ten Customers Residential Commercial Autos Industrial Other (including ROA) 0.48 0.31 0.04 0.1 0.07 $1.95 Billion .. . . . "Autos" only 4% of gross margin. 2010 Electric Gross Margin Note: "Autos" includes 180 Business Partners identified by customer account managers 24

Michigan Utility Regulatory Construct . . . . Michigan Utility Regulatory Construct . . . . Source: Barclays Capital, Regulatory Research Associates, 2-7-11 CMS - Michigan Fuel cost recovery CWIP Self-implementation Forward test year Decoupling ? ? ? ? ? .. . . . compares favorably. 25

Michigan Energy Law . . . . Natural gas and power supply costs pass through to customers Cap on customer choice - 10% of load Sales decoupling Customer charge in place for renewable energy and energy optimization plans Self-implement rates six months after filing; final decision within 12 months .. . . . provides constructive regulatory framework. Working ? ? ? ? ? 26

Michigan Public Service Commission (MPSC) Composed of three members appointed by the Governor with the advice and consent of the Senate Appointed to serve staggered six-year terms No more than two Commissioners may represent the same political party One Commissioner is designated as Chairman by the Governor Orjiakor Isiogu, Chairman Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Monica Martinez, Commissioner Appointed: 7/3/05 Term Ends: 7/2/11 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent 27

Michigan Political Leadership Governor Rick Snyder Senate Majority Leader: Randy Richardville Minority Leader: Gretchen Whitmer Technology and Energy Committee Chair: Mike Nofs House Speaker: Jase Bolger Minority Leader: Richard Hamel Energy and Technology Committee Chair: Ken Horn Chair Senate Carl Levin Armed Services Debbie Stabenow Agriculture, Nutrition and Forestry House Fred Upton Energy and Commerce Dave Camp Ways and Means Mike Rogers Intelligence Sandy Levin Ranking Democrat, Ways and Means State United States 28

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64
After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

* Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.

NM: Not meaningful.

2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

NM:	Not Meaningful.

2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	$(215)	$33	$82	$(127)	$(227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	$(0.97)	$0.15	$0.34	$(0.57)	$(1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

(In millions, except per share amounts)	2008
	1Q		2Q	3Q	4Q		Dec YTD

Reported net income — GAAP	$102		$44	$78	$60		$284

After-tax items:
Electric and gas utility	—		1	6	5		12
Enterprises		*	(4)	*	1		(3)
Corporate interest and other	—		—	(6)	1		(5)
Discontinued operations (income) loss	(1)		1	(1)		*	(1)

Adjusted income — non-GAAP	$101		$42	$77	$67		$287

Average shares outstanding, basic	225.2		225.4	225.8	226.3		225.7
Average shares outstanding, diluted	237.6		240.6	236.3	228.1		236.2

Reported earnings per share — GAAP	$0.43		$0.18	$0.33	$0.26		$1.20

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03		0.05
Enterprises		*	(0.02)	0.01	0.01		(0.02)
Corporate interest and other	—		—	(0.03)		*	(0.02)
Discontinued operations (income) loss	(	*)	—	(0.01)		*	( *)

Adjusted earnings per share — non-GAAP (a)	$0.43		$0.17	$0.32	$0.30		$1.21

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

(a)	Excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per share was $0.44, $0.19, $0.33, $0.30, and $1.25, respectively.

2008 A-1

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2009
	1Q		2Q	3Q		4Q		Dec YTD
Reported net income — GAAP	$70		$75	$67		$6		$218

After-tax items:
Electric and gas utility	—		—	—		79		79
Enterprises		*	16	2		4		22
Corporate interest and other		*	1	1		(1)		1
Discontinued operations (income) loss	1		(25)	1		3		(20)

Adjusted income — non-GAAP	$71		$67	$71		$91		$300

Average shares outstanding, basic	226.6		226.9	227.3		227.8		227.2
Average shares outstanding, diluted	233.2		234.6	238.5		243.0		237.9

Reported earnings per share — GAAP	$0.30		$0.32	$0.28		$0.02		$0.91

After-tax items:
Electric and gas utility	—		—	—		0.33		0.33
Enterprises		*	0.07	0.01		0.02		0.09
Corporate interest and other		*	*		*	(	*)	0.01
Discontinued operations (income) loss	0.01		(0.11)	0.01		0.01		(0.08)

Adjusted earnings per share — non-GAAP	$0.31		$0.28	$0.30		$0.38		$1.26

(In millions, except per share amounts)	2010
	1Q		2Q		3Q		4Q		YTD Dec

Reported net income — GAAP	$85		$80		$134		$25		$324

After-tax items:
Electric and gas utility	6		—		—		—		6
Enterprises	1		(31)		(2)		24		(8)
Corporate interest and other		*		*	—		(	*)		*
Discontinued operations loss	1		16			*	6		23

Adjusted income — non-GAAP	$93		$65		$132		$55		$345

Average shares outstanding, basic	228.0		228.2		229.0		240.7		231.5
Average shares outstanding, diluted	246.5		247.6		254.7		258.4		252.9

Reported earnings per share — GAAP	$0.34		$0.32		$0.53		$0.09		$1.28

After-tax items:
Electric and gas utility	0.03		—		—		—		0.03
Enterprises		*	(0.13)		(0.01)		0.10		(0.03)
Corporate interest and other		*		*	—		(	*)		*
Discontinued operations loss	0.01		0.07			*	0.02		0.08

Adjusted earnings per share — non-GAAP	$0.38		$0.26		$0.52		$0.21		$1.36

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2010 A-1

CMS ENERGY CORPORATION
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended		Twelve Months Ended
December 31	2010	2009	2010	2009

Electric Utility
Reported	$0.08	$(0.10)	$1.20	$0.82
Downsizing Program	—	—	0.02	—
Asset Sales Loss and Other	—	0.33	—	0.33

Adjusted	$0.08	$0.23	$1.22	$1.15

Gas Utility
Reported	$0.22	$0.18	$0.50	$0.41
Downsizing Program	—	—	0.01	—

Adjusted	$0.22	$0.18	$0.51	$0.41

Enterprises
Reported	$(0.07)	$( *)	$0.14	$(0.03)
Asset Sales (Gain) Loss and Other	0.10	0.02	(0.03)	0.09

Adjusted	$0.03	$0.02	$0.11	$0.06

Corporate Interest and Other
Reported	$(0.12)	$(0.05)	$(0.48)	$(0.37)
Asset Sales (Gain) Loss and Other	( *)	( *)	( *)	0.01

Adjusted	$(0.12)	$(0.05)	$(0.48)	$(0.36)

Discontinued Operations
Reported	(0.02)	$(0.01)	$(0.08)	$0.08
Discontinued Operations Loss (Income)	0.02	0.01	0.08	(0.08)

Adjusted	$—	$—	$—	$—

Totals
Reported	$0.09	$0.02	$1.28	$0.91
Discontinued Operations Loss (Income)	0.02	0.01	0.08	(0.08)
Downsizing Program	—	—	0.03	—
Asset Sales (Gain) Loss and Other	0.10	0.35	(0.03)	0.43

Adjusted	$0.21	$0.38	$1.36	$1.26

Average Common Shares Outstanding — Diluted (in millions)	258.4	243.0	252.9	237.9

*	Less than $0.01 per share.

2010 A-2

Consumers Energy
2010 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Other	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Reclass	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	& rounding	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

Sources
Operating	$1,498	$(123)	$(221)	$—	$—	$—	$23	$35	$—	$—	$1,212
Other working capital	129	—	—	(364)	(17)	(50)	—	—	—	—	(302)	Net cash provided by operating activities

Sources	$1,627	$(123)	$(221)	$(364)	$(17)	$(50)	$23	$35	$—	$—	$910

Uses
Interest and preferred dividends	$(223)	$—	$221	$—	$—	$—	$—	$—	$2	$—	$—
Pension Contribution	(364)	—	—	364	—	—	—	—	—	—	—
Capital expenditures	(877)	—	—	—	18	—	—	—	—	—	(859)
Dividends/tax sharing to CMS	(481)	123	—	—	—	—	—	—	—	358	—	Net cash provided by investing activities

Uses	$(1,945)	$123	$221	$364	$18	$—	$—	$—	$2	$358	$(859)

Cash flow	$(318)	$—	$—	$—	$1	$(50)	$23	$35	$2	$358	$51	Cash flow from operating and investing activities

Financing
Equity	$250	$—	$—	$—	$(1)	$—	$—	$—	$(2)	$—	$247
New Issues	600	—	—	—	—	—	—	—	—	—	600
Retirements	(446)	—	—	—	—	—	(23)	(35)	—	(358)	(862)
Net short-term financing & other	(54)	—	—	—	—	50	—	—	—	—	(4)	Net cash provided by financing activities

Financing	$350	$—	$—	$—	$(1)	$50	$(23)	$(35)	$(2)	$(358)	$(19)

Net change in cash	$32	$—	$—	$—	$—	$—	$—	$—	$—	$—	$32	Net change in cash

Cash at year end 2010	$71	$—	$—	$—	$—	$—	$—	$—	$—	$—	$71	Cash at year end 2010

2010 A-3

CMS Energy Parent
2010 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	as Financing	Companies	Amount	Description
Cash at year end 2009	$23	$—	$—	$—	$—	$—	$28	$51	Cash at year end 2009

Sources
Consumers Energy dividends/tax sharing	$481	$(128)	$(10)	$(32)	$—	$(8)	$—	$303
Enterprises	39							39
Insurance settlement	50	—	—	—	—	—	17	67	Net cash provided by operating activities

Sources	$570	$(128)	$(10)	$(32)	$—	$(8)	$17	$409

Uses
Interest and preferred dividends	$(136)	$128	$—	$—	$8	$—	$—	$—
Overhead and Federal tax payments	(10)	—	10	—	—	—	—	—
Pension Contributions	(11)	—	—	11	—	—	—	—
Equity infusions	(250)	—	—	22	—	—	(141)	(369)	Net cash provided by investing activities

Uses (a)	$(432)	$128	$10	$33	$8	$—	$(141)	$(394)

Cash flow	$138	$—	$—	$1	$8	$(8)	$(124)	$15	Cash flow from operating and investing activities

Financing and dividends
New Issues	$800	$—	$—	$—	$(8)	$8	$149	$949
Retirements	(609)	—	—	—	—	—	(40)	(649)
Net short-term financing & other	(36)	—	—	—	—	—	—	(36)
Common dividend	(153)	—	—	—	—	—	—	(153)	Net cash provided by financing activities

Financing	$2	$—	$—	$—	$(8)	$8	$109	$111

Decrease (Increase) in Cash and Cash Equivalents Included in Assets Held for Sale	—	—	—	(1)	—	—	—	(1)

Net change in cash	$140	$—	$—	$—	$—	$—	$(15)	$125	Net change in cash

Cash at year end 2010	$163	$—	$—	$—	$—	$—	$13	$176	Cash at year end 2010

(a)	Includes other and roundings

2010 A-4

Consolidated CMS Energy
2010 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Preferred Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	as Financing	Consumers	Amount	Description
Cash at year end 2009	$39	$51	$—	$—	$—	$90	Cash at year end 2009

Net cash provided by operating activities	$910	$409	$(358)	$(2)	$—	$959	Net cash provided by operating activities

Net cash provided by investing activities	(859)	(394)	—	—	250	(1,003)	Net cash provided by investing activities

Cash flow from operating and investing activities	$51	$15	$(358)	$(2)	$250	$(44)	Cash flow from operating and investing activities

Net cash provided by financing activities	$(19)	$111	$358	$2	$(250)	$202	Net cash provided by financing activities
Decrease (increase) in cash and cash equivalents included in assets held for sale	—	(1)	—	—	—	(1)

Net change in cash	$32	$125	$—	$—	$—	$157	Net change in cash

Cash at year end 2010	$71	$176	$—	$—	$—	$247	Cash at year end 2010

2010 A-5

Consumers Energy
2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2010	$71	$—	$—	$—	$—	$—	$—	$—	$—	$71	Cash at year end 2010

Sources
Operating	$1,520	$60	$(233)	$—	$—	$23	$37	$—	$—	$1,407
Other working capital	(5)	—	—	—	—	—	—	—	—	(5)	Net cash provided by operating activities

Sources	$1,515	$60	$(233)	$—	$—	$23	$37	$—	$—	$1,402

Uses
Interest and preferred dividends	$(235)	$—	$233	$—	$—	$—	$—	$2	$—	$—
Capital expenditures	(1,065)	—	—	—	—	—	—	—	—	(1,065)
Dividends/tax sharing to CMS	(300)	(60)	—	—	—	—	—	—	360	—	Net cash provided by investing activities

Uses	$(1,600)	$(60)	$233	$—	$—	$—	$—	$2	$360	$(1,065)

Cash flow	$(85)	$—	$—	$—	$—	$23	$37	$2	$360	$337	Cash flow from operating and investing activities

Financing
Equity	$125	$—	$—	$—	$—	$—	$—	$(2)	$—	$123
New Issues	—	—	—	—	—	—	—	—	—	—
Retirements	—	—	—	—	—	(23)	(37)	—	(360)	(420)
Net short-term financing & other	(5)	—	—	—	—	—	—	—	—	(5)	Net cash provided by financing activities

Financing	$120	$—	$—	$—	$—	$(23)	$(37)	$(2)	$(360)	$(302)

Net change in cash	$35	$—	$—	$—	$—	$—	$—	$—	$—	$35	Net change in cash

Cash at year end 2011	$106	$—	$—	$—	$—	$—	$—	$—	$—	$106	Cash at year end 2011

2011 A-1

CMS Energy Parent
2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2010	$163	$—	$—	$—	$—	$13	$176	Cash at year end 2010

Sources
Consumers Energy dividends/tax sharing	$300	$(125)	$(15)	$—	$—	$—	$160
Enterprises	40						40
Insurance settlement	—	—	—	(97)	—	7	(90)	Net cash provided by operating activities

Sources	$340	$(125)	$(15)	$(97)	$—	$7	$110

Uses
Interest and preferred dividends	$(125)	$125	$—	$—	$—	$—	$—
Overhead and Federal tax payments	(15)	—	15	—	—	—	—
Equity infusions	(125)	—	—	97	—	(60)	(88)	Net cash provided by investing activities

Uses (a)	$(365)	$125	$15	$97	$—	$(60)	$(188)

Cash flow	$(25)	$—	$—	$—	$—	$(53)	$(78)	Cash flow from operating and investing activities

Financing and dividends
New Issues	$250	$—	$—	$—	$—	$53	$303
Retirements	(150)	—	—	—	—	—	(150)
Net short-term financing & other	20	—	—	—	—	—	20
Common dividend	(210)	—	—	—	—	—	(210)	Net cash provided by financing activities

Financing	$(90)	$—	$—	$—	$—	$53	$(37)

Net change in cash	$(115)	$—	$—	$—	$—	$—	$(115)	Net change in cash

Cash at year end 2011	$48	$—	$—	$—	$—	$13	$61	Cash at year end 2011

(a)	Includes other and roundings

2011 A-2

Consolidated CMS Energy
2011 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Preferred Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	as Operating	Consumers	Amount	Description
Cash at year end 2009	$71	$176	$—	$—	$—	$247	Cash at year end 2009

Net cash provided by operating activities	$1,402	$110	$(360)	$(2)	$—	$1,150	Net cash provided by operating activities

Net cash provided by investing activities	(1,065)	(188)	—	—	125	(1,128)	Net cash provided by investing activities

Cash flow from operating and investing activities	$337	$(78)	$(360)	$(2)	$125	$22	Cash flow from operating and investing activities

Net cash provided by financing activities	$(302)	$(37)	$360	$2	$(125)	$(102)	Net cash provided by financing activities

Net change in cash	$35	$(115)	$—	$—	$—	$(80)	Net change in cash

Cash at year end 2010	$106	$61	$—	$—	$—	$167	Cash at year end 2010

2011 A-3

CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

	2009	2010	2011	2012	2013	2014	2015
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,520	$1,601	$1,657	$1,757	$1,872
Enterprises Project Cash Flows	16	39	40	35	47	47	46

Gross Operating Cash Flow	$1,264	$1,537	$1,560	$1,636	$1,704	$1,804	$1,918

Other operating activies including taxes, interest payments and working capital	(416)	(578)	(410)	(406)	(472)	(439)	(835)

Net cash provided by operating activites	$848	$959	$1,150	$1,230	$1,232	$1,365	$1,083

2011 A-4

CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

						Five Year
	2004	2005	2006	2007	2008	Average
Utility Operating Income + Depreciation & Amortization	$1,022	$899	$1,021	$1,085	$1,317	$1,069
Enterprises Project Cash Flows	131	294	154	(30)	28	115

Gross Operating Cash Flow	$1,153	$1,193	$1,175	$1,055	$1,345	$1,184

Other operating activies including taxes, interest payments and working capital	(800)	(595)	(487)	(1,032)	(788)	(740)

Net cash provided by operating activites	$353	$598	$688	$23	$557	$444

2011 A-5